                                                                 EXHIBIT e(1)(g)

                                 AMENDMENT NO. 6
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                   (APPLICABLE TO CLASS A AND CLASS C SHARES)


     The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM Investment Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

     Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS


CLASS A SHARES

AIM Developing Markets Fund
AIM Global Energy Fund
AIM Global Financial Services Fund
AIM Global Health Care Fund
AIM Global Science and Technology Fund
AIM Libra Fund
AIM Strategic Income Fund

CLASS C SHARES

AIM Developing Markets Fund
AIM Global Energy Fund
AIM Global Financial Services Fund
AIM Global Health Care Fund
AIM Global Science and Technology Fund
AIM Libra Fund
AIM Strategic Income Fund"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: February 28, 2003

                                              AIM INVESTMENT FUNDS


Attest:  /s/ LISA A. MOSS                     By: /s/ ROBERT H. GRAHAM
       -----------------------------             -------------------------------
       Assistant Secretary                       Robert H. Graham
                                                 President


                                              A I M DISTRIBUTORS, INC.


Attest: /s/ LISA A. MOSS                      By: /s/ MICHAEL J. CEMO
       -----------------------------             -------------------------------
       Assistant Secretary                       Michael J. Cemo
                                                 President



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